UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016 (May 12, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 12, 2016, Alcoa Inc. (“Alcoa”) announced that Karl Tragl has been appointed Group President of Engineered Products and Solutions, succeeding Olivier Jarrault, effective May 16, 2016. Mr. Tragl, who joined Alcoa in February 2016, had been Group President of Transportation and Construction Solutions.

Item 7.01.	Regulation FD Disclosure.

A copy of Alcoa’s press release announcing Alcoa’s executive appointments is attached hereto as Exhibit 99.

The information in this Item 7.01 and in Exhibit 99 is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is furnished as an exhibit to this report:

99	Alcoa Inc. press release dated May 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/S/ AUDREY STRAUSS
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: May 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

99	Alcoa Inc. press release dated May 12, 2016.

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